UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
811-22269
Investment Company Act File Number
Eaton Vance National Municipal Opportunities Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number, Including Area Code)
March 31
Date of Fiscal Year End
June 30, 2009
Date of Reporting Period

Item 1. Schedule of Investments
Item 2. Controls and Procedures
Signatures
Certifications

Item 1. Schedule of Investments

Eaton Vance National Municipal Opportunities Trust	as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 110.7%

Principal
Amount
(000’s omitted)	Security	Value
Cogeneration — 0.8%
$2,700	Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	$2,303,208

		$2,303,208

Education — 9.2%
$10,440	Maine Health and Higher Educational Facilities Authority, (Bowdoin College), 5.00%, 7/1/39(1)	$10,480,820
12,000	New Hampshire Health and Education Facilities Authority, (Dartmouth College), 5.25%, 6/1/39(1)	12,508,400
3,160	North Carolina Capital Facilities Finance Agency, (Duke University), 5.00%, 10/1/38	3,193,812
400	University of Virginia, University Revenues, 5.00%, 6/1/40	410,404

		$26,593,436

Electric Utilities — 9.1%
$3,650	Chula Vista, CA, (San Diego Gas & Electric), 5.875%, 1/1/34	$3,681,171
2,815	Chula Vista, CA, (San Diego Gas & Electric), 5.875%, 2/15/34	2,839,040
6,000	Matagorda County, TX, Navigation District No. 1, (Central Power and Light Co.), 6.30%, 11/1/29(2)	6,152,400
13,500	Salt River Project Agricultural Improvement and Power District, AZ, 5.00%, 1/1/38	13,527,810

		$26,200,421

General Obligations — 3.3%
$5,750	California, 6.00%, 4/1/38	$5,694,915
1,000	Guam, 6.75%, 11/15/29	989,210
3,000	Guam, 7.00%, 11/15/39	2,990,310

		$9,674,435

Health Care-Miscellaneous — 3.1%
$9,000	New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$8,943,210

		$8,943,210

Hospital — 22.6%
$980	California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/34	$985,116
1,000	California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	1,001,490
12,300	Harris County, TX, Cultural Education Facilities Finance Corp., (Texas Children’s Hospital), 5.50%, 10/1/39(1)	12,156,582
3,000	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	2,966,880
5,915	Kansas Development Finance Authority, (Adventist Healthcare), 5.75%, 11/15/38(2)	5,897,906
3,400	Maricopa County, AZ, Industrial Development, (Catholic Healthcare), 6.00%, 7/1/39	3,390,616
3,725	Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	2,857,373
7,395	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	5,549,652
3,000	Michigan Hospital Finance Authority, (Mid-Michigan Obligation), 6.125%, 6/1/39	3,011,970
4,335	New Jersey Health Care Facilities Financing Authority, (Kennedy Health System), 5.625%, 7/1/31	4,173,651
1,000	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	889,000
190	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	149,424
4,930	Saginaw, MI, Hospital Finance Authority, (Covenant Medical Center), 6.50%, 7/1/30	4,863,396
3,750	St. Paul, MN, Housing and Redevelopment Authority, (Health East Project), 6.00%, 11/15/35	2,859,412
3,650	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	2,442,689
4,500	Tyler, TX, Health Facilities Development Corp., (East Texas Medical Center), 5.375%, 11/1/37	3,490,425
3,000	Wisconsin Health and Educational Facilities Authority, (Aurora Health Care Inc.), 5.60%, 2/15/29	2,651,280
5,000	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.125%, 8/15/30	3,737,700

Principal
Amount
(000’s omitted)	Security	Value
$3,000	Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare), 5.25%, 8/15/34	$2,238,540

		$65,313,102

Housing — 6.7%
$8,750	Aurora, IL, (SFMR), (AMT), 6.00%, 6/1/45	$9,087,400
11,205	Maryland Community Development Administration, Department of Housing and Community Development, (AMT), 5.15%, 9/1/42(1)	10,368,883

		$19,456,283

Industrial Development Revenue — 17.4%
$5,000	Alabama Industrial Development Authority, Solid Waste Disposal, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	$2,644,850
5,000	Alliance Airport Authority, TX, (American Airlines, Inc.), (AMT), 5.75%, 12/1/29	2,061,550
3,000	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	2,568,450
5,000	California Pollution Control Financing Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	4,553,700
1,800	Director of the State of Nevada Department of Business and Industry, (Republic Services, Inc.), (AMT), 5.625% to 6/1/18 (Put Date), 12/1/26	1,739,340
240	Effingham County, GA, Solid Waste Disposal, (Fort James Project), (AMT), 5.625%, 7/1/18	189,922
125	Goochland County, VA, Industrial Development, (Nekoosa Packaging Corp.), (AMT), 5.65%, 12/1/25	86,436
2,750	Gulf Coast, TX, Waste Disposal Authority, (International Paper Co.), (AMT), 6.10%, 8/1/24	2,433,805
1,000	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 6.65%, 4/1/32	954,300
3,500	Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	2,837,240
9,000	Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	9,080,730
5,250	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	4,792,882
3,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	2,254,350
2,000	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.75%, 8/1/31	1,715,300
3,000	Owen County, KY, (American Water Project), 6.25%, 6/1/39	3,037,380
380	Richland County, SC, (International Paper Co.), (AMT), 6.10%, 4/1/23	338,215
205	Sabine River Authority, LA, (International Paper Co.), 6.20%, 2/1/25	186,769
6,865	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	5,806,898
2,600	Virgin Islands, (HOVENSA, LLC), (AMT), 6.50%, 7/1/21	2,577,614
340	Virgin Islands Public Finance Authority, (HOVENSA Refinery), (AMT), 6.125%, 7/1/22	325,904

		$50,185,635

Insured-Other Revenue — 1.0%
$1,080	Golden State Tobacco Securitization Corp., CA, (AMBAC), 5.00%, 6/1/45	$878,504
2,500	New York, NY, Industrial Development Agency, (Yankee Stadium), (NPFG), 5.00%, 3/1/36	2,108,025

		$2,986,529

Insured-Special Tax Revenue — 2.7%
$205	Hesperia, CA, Community Redevelopment Agency, (XLCA), 5.00%, 9/1/25	$163,633
143,345	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	7,595,852

		$7,759,485

Insured-Transportation — 3.0%
$4,000	Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	$782,120
500	Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/32	85,045
7,850	San Jose, CA, Airport Revenue, (AMBAC), (BHAC), (FSA), (AMT), 6.00%, 3/1/47	7,892,312

		$8,759,477

Insured-Water and Sewer — 3.2%
$8,000	Detroit, MI, (Sewer Disposal System), (FSA), 7.50%, 7/1/33(3)	$9,225,040

		$9,225,040

Lease Revenue/Certificates of Participation — 0.8%
$2,000	Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$2,214,320

		$2,214,320

Principal
Amount
(000’s omitted)	Security	Value
Other Revenue — 5.4%
$115,000	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	$2,122,900
12,950	California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	361,694
10,000	Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	6,039,100
3,950	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	2,392,870
31,900	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	807,389
2,000	Salt Verde, AZ, Financial Corp., Senior Gas Revenue, 5.00%, 12/1/37	1,491,720
3,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.25%, 9/1/26	2,449,560

		$15,665,233

Senior Living/Life Care — 1.0%
$1,000	Mount Vernon, NY, Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$831,140
2,500	Washington State Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	1,931,000

		$2,762,140

Special Tax Revenue — 3.4%
$1,375	Denver, CO, Urban Renewal Authority, 8.00%, 12/1/24	$689,329
1,625	Guam, Limited Obligation Bonds, 5.625%, 12/1/29	1,566,679
3,020	Guam, Limited Obligation Bonds, 5.75%, 12/1/34	2,960,566
3,200	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.50%, 5/1/34	2,982,272
1,615	Virgin Islands Public Finance Authority, 6.75%, 10/1/37(2)	1,617,842

		$9,816,688

Student Loan — 2.1%
$6,000	Massachusetts Educational Financing Authority, 6.00%, 1/1/28	$6,027,840

		$6,027,840

Transportation — 5.2%
$2,000	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/37	$1,281,360
58,500	New Jersey Transportation Trust Fund Authority, 0.00%, 12/15/38	8,887,905
5,000	North Texas Tollway Authority, 5.75%, 1/1/38	4,810,500

		$14,979,765

Water and Sewer — 10.7%
$3,000	Atlanta, GA, Water & Wastewater Revenue, 6.25%, 11/1/34	$2,999,670
11,700	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	11,940,786
5,000	New York Environmental Facilities Corp., Clean Water & Drinking Water, 5.00%, 10/15/35(3)	5,066,700
10,000	New York Environmental Facilities Corp., Clean Water & Drinking Water, (Municipal Water Finance), 5.00%, 6/15/37	10,006,900
1,000	New York Environmental Facilities Corp., Clean Water & Drinking Water, (Municipal Water Finance), 5.125%, 6/15/38	1,009,690

		$31,023,746

Total Tax-Exempt Investments — 110.7% (identified cost $322,789,513)		$319,889,993

Short-Term Investments — 6.3%

Principal
Amount
(000’s omitted)	Description	Value
$18,269	State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/09	$18,269,131

Total Short-Term Investments — 6.3% (identified cost $18,269,131)		$18,269,131

Total Investments — 117.0% (identified cost $341,058,644)		$338,159,124

Other Assets, Less Liabilities — (17.0)%		$(49,187,078)

Net Assets Applicable to Common Shares — 100.0%		$288,972,046

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AMBAC	-	AMBAC Financial Group, Inc.
AMT	-	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	-	Berkshire Hathaway Assurance Corp.
FSA	-	Financial Security Assurance, Inc.
NPFG	-	National Public Finance Guaranty Corp.
SFMR	-	Single Family Mortgage Revenue
XLCA	-	XL Capital Assurance, Inc.

At June 30, 2009, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

		New York	11.4%
		Texas	11.1%
		California	10.3%
		Others, representing less than 10% individually	67.2%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at June 30, 2009, 8.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.1% to 5.1% of total investments.

(1)		Security represents the underlying municipal bond of a tender option bond trust.
(2)		When-issued security.
(3)		Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income exempt from federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation. The Fund commenced operations on May 29, 2009.

Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a third party pricing service, as derived from such service’s pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing service may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations, maturing in sixty days or less, are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

The Trust may invest in inverse floating rate securities, also referred to as tender option bonds (TOBs), whereby the Trust may sell a fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed rate bond purchased from the Trust (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”, the Trust accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of June 30, 2009.

The Trust may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Trust’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money for purposes of making investments. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Inverse Floaters held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$302,546,722

Gross unrealized appreciation	$1,890,103
Gross unrealized depreciation	(4,707,701)

Net unrealized depreciation	$(2,817,598)

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2009, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total
Tax-Exempt Investments	$—	$319,889,993	$—	$319,889,993
Short-Term Investments	—	18,269,131		18,269,131

Total Investments	$—	$338,159,124	$—	$338,159,124

Item 2. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant on this Form N-Q has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant on this Form N-Q has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the fiscal quarter for which the report is being filed that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance National Municipal Opportunities Trust

By:	/s/ Cynthia J. Clemson

Cynthia J. Clemson
President

Date:	August 20, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Cynthia J. Clemson

Cynthia J. Clemson
President

Date:	August 20, 2009

By:	/s/ Barbara E. Campbell

Barbara E. Campbell
Treasurer

Date:	August 20, 2009